Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Transamerica Premier Index Fund

Transamerica Premier Bond Fund

Supplement dated March 28, 2005 to Prospectus

dated May 1, 2004, as previously supplemented

The Transamerica Premier Index Fund and Transamerica Premier Bond Fund (each a “ Closed Fund,” and together, the “Closed Funds”) will be closed to new investors as of the close of business March 29, 2005 as a result of the anticipated liquidation and dissolution of the Closed Funds on or about April 29, 2005. Your investment must be received (not postmarked) by Transamerica Fund Services, Inc., the Closed Funds’ transfer agent, in good order, before the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) no later than March 29, 2005. In addition, you are not permitted to exchange shares of other Transamerica Premier Funds into a Closed Fund after the close of business March 29, 2005.

You may continue to purchase shares of a Closed Fund if:

•	You are an existing shareholder of a Closed Fund and you:

•	add to your account through the purchase of additional shares of the same Fund;
•	add to your account through the reinvestment of dividends and cash distributions from any shares owned in the same Fund; or
•	open a new account that is registered in your name or has the same taxpayer identification or social security number assigned to it.

•

You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit-sharing plans and money purchase pension plans), 403(b) plan or 457 plan that invests through existing accounts in a Closed Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make exceptions that, in its judgment, do not adversely affect its ability to manage a Closed Fund or its liquidation; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage a Closed Fund; and (iii) close and re-open a Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of a Closed Fund before an investment is accepted.

Investors should retain this Supplement for future reference.